UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2014

APOLLO MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25809	46-3837784
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

700 N. Brand Blvd., Suite 220, Glendale, CA 91203

(Address of principal executive offices) (zip code)

(818) 396-8050

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On March 28, 2014, Apollo Medical Holdings, Inc. (the “Company”) entered into an equity and debt investment for up to $12.0 million with NNA of Nevada, Inc. (“NNA”), an affiliate of Fresenius Medical Care North America, that included a $2.0 million investment in Company common stock being issued at $1.00 per share, $8.0 million in term and revolving loans being made available, $2.0 million in the form of a convertible note being made available, and warrants being issued for 5,000,000 shares of the Company’s common stock, as described in more detail below.

As part of the investment, the Company entered into an Investment Agreement with NNA, dated March 28, 2014 (the “Investment Agreement”), pursuant to which the Company sold NNA 2,000,000 shares of the Company’s common stock (the “Purchased Shares”) at a purchase price of $1.00 per share. Under the Investment Agreement, for so long as NNA holds any combination of Company common stock, Convertible Note (as defined below) or Warrants (as defined below) that in the aggregate either represent or entitle Purchaser to acquire at least 2,000,000 shares of Company common stock (the “Requisite Condition”), (i) NNA shall have the right to appoint one representative to attend all meetings of the Company’s Board of Directors (and each Board of Directors of the Company’s subsidiaries) and any committee thereof in a nonvoting observer capacity, and (ii) NNA shall have the right to have one representative (the “NNA Director”) nominated as a member of the Company’s Board of Directors (and each Board of Directors of the Company’s subsidiaries) and each committee thereof, including without limitation, the Company’s compensation committee. The Investment Agreement also provides that, within 180 days of closing, the Company’s certificate of incorporation will be amended to provide for indemnification of the members of the Company’s Board of Directors (and each Board of Directors of the Company’s subsidiaries) to the broadest extent permitted by applicable law. In addition, for so long as the Requisite Condition is satisfied, if the Company makes any public or non-public offering of any equity, or any other securities, warrants, options or debt that are convertible or exchangeable into equity or that include an equity component (any such security a “New Security”), NNA shall be afforded the opportunity, subject to certain exceptions, to subscribe for a pro rata share of any New Security so offered for the same price and on the same terms as such New Security is proposed to be offered to others. The Investment Agreement provides that, by the earlier of (i) 180 days of closing and (ii) 20 business days prior to the offer, sale and purchase of New Securities, the Company will amend its certificate of incorporation in order to permit NNA to exercise this right. In connection with NNA’s purchase of the Purchased Shares, the Company issued NNA a Common Stock Purchase Warrant, pursuant to which NNA has the right to purchase up to 1,000,000 shares of Company common stock at an initial exercise price of $1.00 per share, subject to adjustment as provided therein (the “Investment Agreement Warrants”).

As a condition to the closing of the Investment Agreement, the Company, NNA, and the Management Shareholders (as defined therein) entered into a Shareholders Agreement, dated March 28, 2014 (the “Shareholders Agreement”), which grants NNA a tag along right with respect to sales by Management Shareholders of Company common stock. In addition, each Management Shareholder agreed to cooperate with making effective, and to cause all shares of Company common stock held by such Management Shareholder and such Management Shareholder’s related parties to vote in favor of, the amendments to the board-member-indemnification and securities-issuance provisions of the Company’s certificate of incorporation required by the Investment Agreement. In addition, each Management Shareholder agreed to use commercially reasonable efforts to take any and all actions (including without limitation, any indirect actions, such as increasing the size of the Company’s Board of Directors to accommodate the addition of the NNA Director) to support and effect the appointment or election, and reappointment or reelection, of such NNA Director and the full exercise and realization of all rights with respect to the Company’s Board of Directors to which Investor is entitled pursuant to the Investment Agreement.

In connection with the Credit Agreement (as discussed below) and the Investment Agreement, the Company issued NNA a Convertible Note, dated March 28, 2014 (the “Convertible Note”), which provides that the Company may, but will not be required to, borrow the amount of $2,000,000 evidenced by the Convertible Note at any time before December 15, 2014. The outstanding principal on and accrued interest under the Convertible Note, if any, is convertible at NNA’s option into shares of the Company’s common stock at an initial conversion price of $1.00 per share, subject to adjustment as provided in the Convertible Note. The Convertible Note contains antidilution protection provisions in favor of NNA, including, if there is a dilutive issuance, the conversion ratio is adjusted to reflect the difference in price below $1.00, if any such issuance is below $0.90 per share. This right to antidilution protection in connection with issuances below $0.90 per share lasts until the Company’s next financing that yields gross cash proceeds in an aggregate amount of at least $2.0 million or 2 years from closing, whichever is earlier. The amounts outstanding under the Convertible Note can, in some circumstances, be required to be prepaid, and can be accelerated in connection with various events of default, as set forth in the Convertible Note. The Company has agreed to pay NNA a funding fee of $20,000 if the Company borrows under the Convertible Note. In connection with NNA’s purchase of the Convertible Note, the Company issued NNA a Common Stock Purchase Warrant, pursuant to which NNA has the right to purchase up to 1,000,000 shares of Company common stock at an initial exercise price of $1.00 per share, subject to adjustment as provided therein (the “Convertible Note Warrants”). NNA may exercise the Convertible Note Warrants only upon NNA making the $2,000,000 term loan to the Company pursuant to the Convertible Note.

As part of this investment, the Company entered into a Credit Agreement with NNA (the “Credit Agreement”) which provides for a $1.0 million secured revolving credit facility (the “Revolving Loan”) and a $7.0 million secured term loan (the “Term Loan” and together with the Revolving Loan, the “Loans”). The Company, its subsidiaries, and certain affiliates that are consolidated in the financial statements of the Company (such subsidiaries and such affiliates, the “Guarantors”), are guarantors of the Company’s obligations under the Credit Agreement. Loans drawn under the Credit Agreement are secured by all of the assets of the Company and the Guarantors, including a security interest in the deposit accounts of the Company and the Guarantors and a pledge of the shares in the Company’s subsidiaries. The Term Loan accrues interest at a rate of eight percent, per annum, and the amounts drawn under the Revolving Loan accrue interest at a rate equal to the sum of (i) LIBOR and (ii) six percent, per annum. Interest on the Loans is payable on the last business day of each successive month, in arrears, commencing April 30, 2014, and at each month-end thereafter. Loans under the Credit Agreement are repayable on or before March 28, 2019. The principal amount of the Term Loan is repaid on the last business day of each calendar quarter, commencing on the first such day to occur after the closing of the transactions contemplated by the Credit Agreement, in accordance with the amortization schedule contained in the Credit Agreement which provides for quarterly payments of $87,500 in the first year, $122,500 in the second year, $122,500 in the third year, $175,000 in the fourth year and $210,000 in the fifth year. The Loans can, in some circumstances, be required to be prepaid, and can be accelerated in connection with various events of default, as set forth in the Credit Agreement. The Company agreed to pay NNA a facility fee, on the last business day of each month, at a per annum rate of 1.0% of the average daily unused portion of the revolving commitments under the Credit Agreement. In addition, on March 28, 2014, the Company paid NNA $80,000 as an upfront fee. In connection with NNA’s extension of the Loans, the Company issued NNA (i) a Common Stock Purchase Warrant, pursuant to which NNA has the right to purchase up to 1,000,000 shares of Company common stock at an initial exercise price of $1.00 per share, subject to adjustment as provided therein (the “1,000,000 Credit Agreement Warrants”) and (ii) a Common Stock Purchase Warrant, pursuant to which NNA has the right to purchase up to 2,000,000 shares of Company common stock at an initial exercise price of $2.00 per share, subject to adjustment as provided therein (the “2,000,000 Credit Agreement Warrants,” and together with the 1,000,000 Credit Agreement Warrants, the Convertible Note Warrants and the Investment Agreement Warrants, the “Warrants”).

At the closing of the transactions contemplated by the Credit Agreement, existing loans of a principal amount of approximately $3.3 million under that certain Credit Agreement, dated as of October 15, 2013, as amended (the “Existing Credit Agreement”), were refinanced and approximately $3.7 million was advanced under the Term Loan. No amounts were drawn under the Revolving Loan at closing.

In connection with the Credit Agreement, the Company and Apollo Medical Management, Inc. (“Apollo Management”) entered into Collateral Assignments of Physician Shareholder Agreements and Management Agreements in favor of NNA (which were acknowledged by various affiliates that are Guarantors and Warren Hosseinion, M.D.), dated March 28, 2014 (the “Collateral Assignment Agreements”), whereby NNA acquired a security interest in the Company’s and Apollo Management’s rights, as applicable, under such agreements.

The Company and NNA also entered into a Registration Rights Agreement, dated March 28, 2014 (the “Registration Rights Agreement”) whereby the Company is obligated to, on or prior to one year after the closing of the sale of the Purchased Shares, prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the Purchased Shares or any shares issued in connection with exercise of the Warrants or the conversion of the Convertible Note, subject to certain adjustments described therein, that are not already covered by an effective registration statement.

Each of the Warrants contains antidilution protection provisions in favor of NNA, including, if there is a dilutive issuance, the Warrants are adjusted to reflect the difference in price below $1.00, if any such issuance is below $0.90 per share. This right to antidilution protection in connection with issuances below $0.90 per share lasts until the Company’s next financing that yields gross cash proceeds in an aggregate amount of at least $2.0 million or 2 years from closing, whichever is earlier. Each of the Warrants is exercisable on or after March 28, 2017 and expires on March 28, 2021. The Convertible Note Warrants, the 1,000,000 Credit Agreement Warrants, and the Investment Agreement Warrants were each issued in exchange for consideration of $10,000 while the 2,000,000 Credit Agreement Warrants were issued in exchange for consideration of $100.

Upon acquisition of the Purchased Shares and, assuming the Convertible Note is funded and fully converted and each of the Warrants is exercised, NNA will hold approximately 13% of the Company’s fully diluted capital stock.

A copy of the Credit Agreement, the Investment Agreement, the Convertible Note, the 1,000,000 Credit Agreement Warrants, the 2,000,000 Credit Agreement Warrants, the Investment Agreement Warrants, the Convertible Note Warrants, the Collateral Assignment Agreement (acknowledged by ApolloMed Care Clinic, and Warren Hosseinion, M.D.), the Collateral Assignment Agreement (acknowledged by Maverick Medical Group Inc. and Warren Hosseinion, M.D.), the Collateral Assignment Agreement (acknowledged by ApolloMed Hospitalists and Warren Hosseinion, M.D.), the Shareholders Agreement, and the Registration Rights Agreement are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11 and 10.12, respectively, and are incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the Credit Agreement, the Investment Agreement, the Convertible Note, the 1,000,000 Credit Agreement Warrants, the 2,000,000 Credit Agreement Warrants, the Investment Agreement Warrants, the Convertible Note Warrants, the Collateral Assignment Agreement (acknowledged by ApolloMed Care Clinic, and Warren Hosseinion, M.D.), the Collateral Assignment Agreement (acknowledged by Maverick Medical Group Inc. and Warren Hosseinion, M.D.), the Collateral Assignment Agreement (acknowledged by ApolloMed Hospitalists and Warren Hosseinion, M.D.), the Shareholders Agreement, and the Registration Rights Agreement.

Item 1.02 Termination of a Material Definitive Agreement.

Prior to the closing of the transactions contemplated by the Credit Agreement, NNA made revolving loans to the Company under the Existing Credit Agreement. The Existing Credit Agreement was terminated on the closing of the Credit Agreement, March 28, 2014. The terms of the Existing Credit Agreement and the First Amendment to the Existing Credit Agreement, which were filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on October 18, 2013, and as Exhibit 10.1 to the Company’s Current Report on Form 8-K on December 24, 2013, respectively, are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On March 28, 2014, the Company entered into the Credit Agreement and issued the Convertible Note. The information in Item 1.01 of this Report and the Credit Agreement and Convertible Note, copies of which are filed as Exhibits 10.1 and 10.2 to this Report, respectively, are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

On March 28, 2014, the Company entered into the Investment Agreement and the Convertible Note, and issued the Warrants. The Purchased Shares, the Convertible Note, and the Warrants were issued (and the shares issuable upon conversion of the Convertible Note and exercise of the Warrants will be issued) pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended. NNA is an accredited investor, as defined in Rule 501 of Regulation D, and the issuance and sale of the Purchased Shares, the Convertible Note and the Warrants, was conducted by negotiations with NNA without any advertising or general solicitation. The information in Item 1.01 of this Report and the Investment Agreement, the Convertible Note, the 1,000,000 Credit Agreement Warrants, the 2,000,000 Credit Agreement Warrants, the Investment Agreement Warrants, and the Convertible Note Warrants, copies of which are filed as Exhibits 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 to this Report, respectively, are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Credit Agreement, between Apollo Medical Holdings, Inc. and NNA of Nevada, Inc., dated March 28, 2014.

10.2	Investment Agreement, between Apollo Medical Holdings, Inc. and NNA of Nevada, Inc., dated March 28, 2014.

10.3	Convertible Note, issued by Apollo Medical Holdings, Inc. to NNA of Nevada, Inc., dated March 28, 2014.

10.4	Common Stock Purchase Warrant to purchase 1,000,000 shares, issued by Apollo Medical Holdings, Inc. to NNA of Nevada, Inc., dated March 28, 2014.

10.5	Common Stock Purchase Warrant to purchase 2,000,000 shares, issued by Apollo Medical Holdings, Inc. to NNA of Nevada, Inc., dated March 28, 2014.

10.6	Common Stock Purchase Warrant to purchase 1,000,000 shares, issued by Apollo Medical Holdings, Inc. to NNA of Nevada, Inc., dated March 28, 2014.

10.7	Common Stock Purchase Warrant to purchase 1,000,000 shares, issued by Apollo Medical Holdings, Inc. to NNA of Nevada, Inc., dated March 28, 2014.

10.8	Collateral Assignment of Physician Shareholder Agreement and Management Agreement, between Apollo Medical Holdings, Inc., Apollo Medical Management, Inc., and NNA of Nevada, Inc., dated March 28, 2014 (acknowledged by ApolloMed Care Clinic, and Warren Hosseinion, M.D.).

10.9	Collateral Assignment of Physician Shareholder Agreement and Management Agreement, between Apollo Medical Holdings, Inc., Apollo Medical Management, Inc., and NNA of Nevada, Inc., dated March 28, 2014 (acknowledged by Maverick Medical Group Inc. and Warren Hosseinion, M.D.).

10.10	Collateral Assignment of Physician Shareholder Agreement and Management Agreement, between Apollo Medical Holdings, Inc., Apollo Medical Management, Inc., and NNA of Nevada, Inc., dated March 28, 2014 (acknowledged by ApolloMed Hospitalists and Warren Hosseinion, M.D.).

10.11	Shareholders Agreement, between Apollo Medical Holdings, Inc., Warren Hosseinion, M.D., Adrian Vazquez, M.D., and NNA of Nevada, Inc, dated March 28, 2014.

10.12	Registration Rights Agreement, between Apollo Medical Holdings, Inc. and NNA of Nevada, Inc., dated March 28, 2014.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO MEDICAL HOLDINGS, INC.

Dated: March 28, 2014	By:	/s/ Warren Hosseinion
Name: Warren Hosseinion
Title: Chief Executive Officer